CONCENTRATION AND RISKS	12 Months Ended
Dec. 31, 2022
CONCENTRATION AND RISKS
CONCENTRATION AND RISKS

4. CONCENTRATION AND RISKS

(a) Foreign exchange risk

The functional currency and the reporting currency of the Company are U.S. dollars and RMB, respectively. It is difficult to predict how market forces in PRC or the U.S. government policy may impact the exchange rate between the RMB and the U.S. dollars in future. The RMB against the US$ was depreciated approximately 6% in 2020 and appreciation approximately 2% and 8% in 2021 and 2022, respectively.

(b)  Credit risk

The Group’s credit risk arises from cash and cash equivalents, restricted cash, short-term investments, and accounts receivable. The carrying amounts of these financial instruments represent the maximum amount of loss due to credit risk.

The Group expects that there is no significant credit risk associated with cash and cash equivalents, restricted cash, and short-term investments which are held by reputable financial institutions located in PRC which the management believes are of high credit quality. The PRC does not have an official deposit insurance program, nor does it have an agency similar to the Federal Deposit Insurance Corporation (“FDIC”) in the United States. However, the Group believes that the risk of failure of any of these PRC banks is remote. Bank failure is uncommon in China and the Group believes that those Chinese banks that hold the Group’s cash and cash equivalents, restricted cash and short-term investments are financially sound based on publicly available information. Accounts receivable are typically unsecured and are mainly derived from revenues earned from customers in the PRC. The risk with respect to accounts receivable is mitigated by credit evaluations the Group performs on its customers and its ongoing monitoring processes of outstanding balances.

(c)  Concentration of customers and suppliers

There were no customers which individually represented greater than 10% of the total net revenue for the years ended December 31, 2020, 2021 and 2022.

There were one supplier which individually represented greater than 10% of the total purchases amount for the years ended December 31, 2020, 2021 and 2022 and no corresponding accounts payable individually represented greater than 10% of the Group’s total accounts payable as of December 31, 2020, 2021 and 2022.

(d)  Currency convertibility risk

The PRC government imposes controls on the convertibility of RMB into foreign currencies. The Group’s cash and cash equivalents, restricted cash and short-term investments denominated in RMB that are subject to such government controls amounted to RMB1,289.4 million and RMB47.2 million (US$6.9 million) as of December 31, 2021 and 2022. The value of RMB is subject to changes in the central government policies and to international economic and political developments affecting supply and demand in the PRC foreign exchange trading system market. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the People’s Bank of China (the “PBOC”). Remittances in currencies other than RMB by the Group in the PRC must be processed through the PBOC or other Chinese foreign exchange regulatory bodies which require certain supporting documentation in order to process the remittance.